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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 20, 2005

                       Medicis Pharmaceutical Corporation
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                      0-18443                52-1574808
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)

8125 North Hayden Road Scottsdale,
Arizona                                                               85258-2463
(Address of Principal                                                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:               (602) 808-8800

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02     Results of Operations and Financial Condition

          On January 20, 2005, Medicis Pharmaceutical Corporation (the "Company") issued a press release regarding its second quarter 2005 financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1.

          In accordance with general instruction B.2 to Form 8-K, the information filed in this Form 8-K (including Exhibit 99.1) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.

Not Applicable.

(b)    Pro Forma Financial Information.

Not Applicable.

(c)    Exhibits.

99.1 Copy of press release, dated January 20, 2005, issued by Medicis Pharmaceutical Corporation


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDICIS PHARMACEUTICAL
                                                CORPORATION
                                                (Registrant)


Date:  January 20, 2005
                                                --------------------------------
                                                Name:  Mark A. Prygocki, Sr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer,
                                                       Corporate Secretary and
                                                       Treasurer